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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                          Date of Report: June 11, 2001
                        (Date of earliest event reported)


                          The Williams Companies, Inc.
               (Exact Name of Registrant as Specified in Charter)

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
Delaware                                 1-4174                                73-0569878
(State or Other Jurisdiction of          (Commission File Number)              (IRS Employer Identification No.)
Incorporation)
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                    One Williams Center Tulsa, Oklahoma 74172
                    (Address of Principal Executive Offices)



                                 (918) 573-2000
              (Registrant's telephone number, including area code)



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Item 5. Other Events

         The Williams Companies, Inc. (the "Company") announced today, in a press release attached hereto as Exhibit 99.1 and incorporated herein by reference, that it has accepted for purchase 16,730,502 shares of common stock of Barrett Resources Corporation (NYSE: BRR) tendered in its offer, which expired at midnight Eastern time on Monday, June 11.

         The Company will obtain the funds for purchase of the aforementioned shares through a Credit Agreement (the "Credit Agreement") dated as of June 11, 2001 among Williams, as Borrower; Citibank, N.A., Merrill Lynch & Co., and Lehman Commercial Paper Inc., as Banks; Merrill Lynch & Co., as Syndication Agent; Lehman Commercial Paper Inc., as Documentation Agent; Salomon Smith Barney Inc., as Lead Arranger and Book Manager; and Citibank, N.A., as Administrative Agent, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

         On June 8, 2001, the plaintiffs in a nation-wide class action matter, Quinque v. Kern River, et al., filed a second amended complaint in which 14 Williams affiliates were named as defendants. The case has been pending against other defendants, generally pipeline and gathering companies, for more than a year. The second amended complaint alleges that the defendants, including the Williams defendants, have engaged in mismeasurement techniques that distort the heating content of natural gas, resulting in an alleged underpayment of royalties to the class of producer plaintiffs. The primary legal theories for relief include breach of contract, negligent misrepresentation, civil conspiracy, common carrier liability, conversion, and violations of the Uniform Commercial Code. The damages prayer is generally unspecified, but seeks an award of treble damages, and reserves the right to claim punitive damages at a later time. The Williams defendants have not been served in this case, but upon service will seek relief from the current Scheduling Order in place and seek an allowance of time to make certain procedural challenges to the complaint.

Item 7. Financial Statements and Exhibits

         The Company files the following exhibits as part of this report:

         Exhibit 99.1      The press release of Williams dated June 12, 2001.

         Exhibit 99.2 The Credit Agreement among Williams, as Borrower; Citibank, N.A., Merrill Lynch & Co., and Lehman Commercial Paper Inc., as Banks; Merrill Lynch & Co., as Syndication Agent; Lehman Commercial Paper Inc., as Documentation Agent; Salomon Smith Barney Inc., as Lead Arranger and Book Manager; and Citibank, N.A., as Administrative Agent.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         June 13, 2001                       The Williams Companies, Inc.



                                             By:  /s/ William G. von Glahn
                                                  ------------------------------
                                                      William G. von Glahn
                                                  Senior Vice President and
                                                  General Counsel



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                                INDEX TO EXHIBITS

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
Exhibit Number             Description
--------------             -----------

Exhibit 99.1               The press release of Williams dated June 12, 2001.

Exhibit 99.2               The Credit Agreement among Williams, as Borrower;
                           Citibank, N.A., Merrill Lynch & Co., and Lehman Commercial Paper Inc., as Banks; Merrill Lynch & Co., as Syndication Agent; Lehman Commercial Paper Inc., as Documentation Agent; Salomon Smith Barney Inc., as Lead Arranger and Book Manager; and Citibank, N.A., as Administrative Agent.
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